                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14-a-12

                         HIBBETT SPORTING GOODS, INC.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    ----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

(5) Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

                               -------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
                                                     ---------------------------

    (3) Filing Party:
                     -----------------------------------------------------------

    (4) Date Filed:
                   -------------------------------------------------------------


----------------
 * Set forth the amount on which the filing fee is calculated and state how it was determined.

                               [HIBBETT LOGO]





Dear Stockholder:

         You are invited to attend the annual meeting of the stockholders of Hibbett Sporting Goods, Inc. (the "Company"), which will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Tuesday, June 24, 1997, at 10:00 A.M., local time.

         At the meeting, we will elect two (2) Class I directors for a three year term expiring in 2000, appoint independent public accountants for the Company, and transact such other business as may come before the meeting. Information concerning these and other matters concerning the Company are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

         It is important that your shares be voted at the annual meeting. Therefore, I urge you to read the accompanying Notice of Annual Meeting and Proxy Statement and to mark, sign and return your proxy on the card contained therein. Even if you plan to attend the meeting, please return your signed proxy as soon as possible. Your Board of Directors and I look forward to meeting with you and sincerely hope you will be present at the meeting.


                                                     Sincerely,


                                                     /s/ Michael J. Newsome
                                                     ----------------------
                                                     Michael J. Newsome
                                                     President


May 10, 1997
Birmingham, Alabama

              -------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JUNE 24, 1997

              -------------------------------------------------



To the Stockholders of
HIBBETT SPORTING GOODS, INC.


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Hibbett Sporting Goods, Inc. will be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Tuesday, June 24, 1997, at 10:00 A.M., local time, for the following purposes:

         (1) to elect two (2) Class I directors who will serve until the annual meeting of stockholders in 2000;

         (2) to appoint independent public accountants for the Company for fiscal year 1998; and

         (3) to transact such other business as may come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on May 5, 1997 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the meeting.

         Each stockholder is requested to date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States.



                                        By order of the Board of Directors,

                                        /s/ Maxine B. Martin
                                        ----------------------------------------
                                        Maxine B. Martin, Secretary

                        HIBBETT SPORTING GOODS, INC.

           PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JUNE 24, 1997



                                INTRODUCTION

SOLICITATION OF PROXIES

         The Board of Directors of Hibbett Sporting Goods, Inc. (the "Company") is furnishing this Proxy Statement to the stockholders of the Company in connection with its solicitation of proxies for use at the annual meeting of stockholders (the "Annual Meeting") to be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 on Tuesday, June 24, 1997 at 10:00 A.M., local time, and at any adjournment thereof. The matters to be voted on at the Annual Meeting include (1) the election of two (2) Class I directors who will serve until the annual meeting of stockholders in 2000, (2) the appointment of independent public accountants for the Company for the fiscal year ending January 31, 1998, and (3) such other business as may properly come before the Annual Meeting or any adjournment thereof. This Proxy Statement and the accompanying form of proxy, together with a copy of the Company's annual report for the fiscal year ending February 1, 1997, were mailed to stockholders of the Company on or about May 15, 1997.

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by giving written notice of revocation to the Secretary of the Company at its executive offices, 451 Industrial Lane, Birmingham, Alabama 35211, at any time before the proxy is voted. If a proxy has been duly executed and returned in time for the Annual Meeting, and has not been revoked, the shares represented thereby will be voted at the Annual Meeting by the persons designated in such proxy in accordance with the instructions set forth on the form of proxy. In the absence of instructions to the contrary, all proxies will be voted FOR the proposals described in this Proxy Statement. Michael J. Newsome and Susan H. Fitzgibbon are named as proxies in the enclosed form of proxy and have been designated as the directors' proxies by the Board of Directors.

RECORD DATE AND VOTING STOCK

         Each stockholder of record at the close of business on May 5, 1997 (the "Record Date") is entitled to vote at the Annual Meeting. Such stockholders will be entitled to cast one vote on each proposal to be voted on at the Annual Meeting for each share of the Company's common stock held on the Record Date. As of the Record Date, there were 6,134,261 shares of the Company's common stock outstanding. There is no cumulative voting of the Company's common stock.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of April 10, 1997 by each person (or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) known by the Company to own beneficially more than five percent of the Company's common stock:



                                                                  AMOUNT AND NATURE OF                   PERCENT OF
NAME AND ADDRESS OF 5% BENEFICIAL OWNERS                          BENEFICIAL OWNERSHIP(1)                CLASS(1)
-------------------------------------------------------------------------------------------------------------------------

The SK Equity Fund, L.P.(2)(4)
SK Investment Fund, L.P.(2)(4)
Two Greenwich Plaza, Suite 100
  Greenwich, CT 06830 . . . . . . . . . . . . . . . . .              2,886,721                             47.1%

Clyde B. Anderson(3)(4)
402 Industrial Lane
Birmingham, Alabama 35211 . . . . . . . . . . . . . . .                335,746                              5.4%

Provident Investment Counsel, Inc.(5)
300 North Lake Avenue
Pasadena, CA 91101-4022 . . . . . . . . . . . . . . . .                316,300                              5.2%

--------------------------

(1) As used in this table "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days. Any such security is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2) Includes 2,855,484 shares owned by The SK Equity Fund, L.P. and 31,237 shares owned by SK Investment Fund, L.P. SKM Partners, L.P. is the general partner of each of The SK Equity Fund, L.P. and SK Investment Fund, L.P. Messrs. Karp, Megrue and Saunders are general partners of SKM Partners, L.P., and, therefore, may be deemed to have beneficial ownership of the shares shown above as being owned by The SK Equity Fund, L.P. and SK Investment Fund, L.P. Messrs. Karp, Megrue and Saunders disclaim beneficial ownership of such shares, except to the extent that any of them has a limited partnership interest in SK Investment Fund, L.P.

(3) Includes 24,591 shares owned by various trusts in respect of which Mr. Anderson's wife is the trustee, 8,196 shares owned by various trusts in respect of which Mr. Anderson is the trustee and 70,820 shares subject to options exercisable as of April 17, 1997.

(4) Excludes shares over which such person may be deemed to have beneficial ownership solely by virtue of certain provisions contained in the Stockholders Agreement. See "Certain Relationships and Related Transactions -- Stockholders Agreement." Although all parties to the Stockholders Agreement have jointly filed with the Securities and Exchange Commission a report on Schedule 13G detailing their direct ownership shares of the Company's common stock, each such party disclaims beneficial ownership of any shares owned by the others.

(5) Includes shares over which Provident Investment Counsel, Inc., a registered investment advisor, has discretionary authority to buy, sell and vote, as reported in a Schedule 13G filed with the Securities and Exchange Commission.

                       DIRECTORS AND EXECUTIVE OFFICERS

IDENTIFICATION

         The directors, nominees for directors and executive officers of the Company and their ages as of February 1, 1997, are as follows:





                                         NAME                                  AGE            POSITION
                                         ----                                  ---            --------

Nominees for election to serve until annual meeting in 2000 (Class I)
---------------------------------------------------------------------
F. Barron Fletcher, III . . . . . . . . . . . . . . . . . . . . . . . . . . .      29         Director

John F. Megrue, Jr. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      38         Chairman of the Board; Director


Directors elected or appointed to serve until annual meeting in 1998(Class II)
------------------------------------------------------------------------------

Carl Kirkland . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      56         Director

Michael J. Newsome  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      57         President; Director

Thomas A. Saunders, III . . . . . . . . . . . . . . . . . . . . . . . . . . .      60         Director


Directors elected or appointed to serve until annual meeting in 1999 (Class III)
--------------------------------------------------------------------------------

Clyde B. Anderson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      36         Director

H. Ray Compton  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      54         Director


Executive Officers Who Are Not Also Directors or Nominees for Director
----------------------------------------------------------------------

Susan H. Fitzgibbon . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      33         Vice President and Chief
                                                                                              Financial Officer

Joy A. McCord . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      42         Vice President of Merchandising

Cathy E. Pryor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      33         Vice President of Store
                                                                                              Operations



         Clyde B. Anderson has been a Director of the Company since 1987. Mr. Anderson has served as the Chief Executive Officer of Books-A-Million, Inc., a book retailer, since July 1992 and as director and president of Books-A-Million, Inc. since November 1987.

         H. Ray Compton has been a director of the Company since January of 1997. Mr. Compton has been a Director, Executive Vice President and Chief Financial Officer of Dollar Tree Stores, Inc. since 1986 when he co-founded that Company.

         Susan H. Fitzgibbon has been Vice President and Chief Financial Officer of the Company since April 1996. Prior to joining the Company, she held various financial positions at Bruno's Inc., a supermarket store operator, from December 1992 through April 1996, serving most recently as Controller. Prior to Bruno's Inc., Ms. Fitzgibbon served six years at Arthur Andersen LLP.

         F. Barron Fletcher, III has been a Director of the Company since 1995. Mr. Fletcher joined Saunders Karp & Megrue, L.P. as an associate in 1992 and is currently a principal. Prior to joining Saunders Karp & Megrue, L.P., from 1991 through 1992, Mr. Fletcher was a financial analyst with Wasserstein Perella & Co. where he served in the merchant banking department and also in mergers and acquisitions.

         Carl Kirkland has been a director of the Company since January 1997. Mr. Kirkland is a co-founder of Kirkland's, Inc., a leading specialty retailer of decorative home accessories and gift items, and has served as the Chief Executive officer and a director of Kirkland's since 1967. Mr. Kirkland also serves on the board of directors of Union Planters National Bank in Jackson, Tennessee.

         Joy A. McCord has been with the Company since 1986 and has been the Vice President of Merchandising at the Company since 1995. Prior to 1995, Ms. McCord held positions as sporting goods buyer and general merchandise manager.

         John F. Megrue, Jr. has been a Director and Chairman of the Board of the Company since 1995. Mr. Megrue has been a partner of SKM Partners, L.P., which serves as the general partner of Saunders Karp & Megrue, L.P., a private equity investment firm, and each of the Funds, since 1992. From 1989 to 1992, Mr. Megrue served as a Vice President and Principal at Patricof & Co., a private equity investment firm, and prior thereto he served as a Vice President at C.M. Diker Associates, a private equity investment firm. Mr. Megrue is also a Vice Chairman and director of Dollar Tree Stores, Inc.

         Michael J. Newsome has been the President of the Company since 1981. Since joining the Company as an outside salesman over 30 years ago, Mr. Newsome has held numerous positions with the Company, including as retail clerk, outside salesman to schools, store manager, district manager, division manager and president. Prior to joining the Company, Mr. Newsome worked in the sporting goods retail business for six years.

         Cathy E. Pryor has been with the Company since 1988 and has been the
Vice President of Store Operations at the Company since 1995.   Prior to 1995,
Ms. Pryor held positions as a district manager and Director of Store
Operations.

         Thomas A. Saunders, III, has been a Director of the Company since 1995. Mr. Saunders has been a partner of SKM Partners, L.P., which serves as the general partner of Saunders Karp & Megrue, L.P. and each of the Funds, since 1990. Before founding Saunders Karp & Megrue, L.P., Mr. Saunders served as a Managing Director of Morgan Stanley & Co. Incorporated from 1974 to 1989 and as Chairman of The Morgan Stanley Leveraged Equity Fund II, L.P., from 1987 to 1989. Mr. Saunders is a member of the Board of Visitors of the Virginia Military Institute and is the Chairman of the Board of Trustees of the University of Virginia's Darden Graduate School of Business Administration.
Mr. Saunders is also a Trustee of The Thomas Jefferson Memorial Foundation, the Cold Spring Harbor Laboratory and a director of Dollar Tree Stores, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of April 10, 1997, by (i) each director, (ii) the President, and (iii) each other executive officer whose total annual salary and bonus earned during the fiscal year ended February 1, 1997 exceeded $100,000 (the "Named Executive Officers"), and (iv) all directors and executive officers as a group:

                                                                  AMOUNT AND NATURE              PERCENT OF
NAME OF DIRECTOR/OFFICER                                      OF BENEFICIAL OWNERSHIP(1)          CLASS(1)
------------------------                                   --------------------------------  ------------------


Clyde B. Anderson(2)(11)  . . . . . . . . . . . . . . .                335,746                      5.4%

H. Ray Compton(3) . . . . . . . . . . . . . . . . . . .                 7,950                        *

Susan H. Fitzgibbon(4). . . . . . . . . . . . . . . . .                 2,459                        *

F. Barron Fletcher, III . . . . . . . . . . . . . . . .                  800                         *

Carl Kirkland(5)  . . . . . . . . . . . . . . . . . . .                 5,000                        *

Joy A. McCord(6)  . . . . . . . . . . . . . . . . . . .                 3,348                        *

John F. Megrue, Jr.(7)(10)(11)  . . . . . . . . . . . .               2,892,721                    47.1%

Michael J. Newsome(8) . . . . . . . . . . . . . . . . .                122,950                       *

Cathy E. Pryor(9) . . . . . . . . . . . . . . . . . . .                 6,359                        *

Thomas A. Saunders, III(10)(11) . . . . . . . . . . . .               2,886,721                    47.1%

All Directors and Executive
Officers as a group:  . . . . . . . . . . . . . . . . .               3,377,333                    55.1%


--------------------------------

*Less than one percent

(1) As used in this table "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days. Any such security is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2) Includes 24,591 shares owned by various trusts in respect of which Mr. Anderson's wife is the trustee, 8,196 shares owned by various trusts in respect of which Mr. Anderson is the trustee and 70,820 shares subject to options exercisable as of April 17, 1997.

(3) Includes 5,000 shares subject to options and 950 shares held in various trusts.

(4)      Includes 2,459 shares subject to options exercisable at April 1, 1997.

(5)      Includes 5,000 shares subject to options.

(6) Includes 2,114 shares subject to options which became exercisable August 25, 1996, and 984 shares subject to options exercisable at April 1, 1997.

(7) Includes 2,000 shares held as custodian for Kyle G. Megrue and 2,000 shares held as custodian for Christopher Megrue.

(8) Includes 8,197 shares subject to options which became exercisable November 1, 1996.

(9) Includes 4,228 shares subject to options which became exercisable August 25, 1996, and 2,131 shares subject to options exercisable at April 1, 1997.

(10) Includes 2,855,484 shares owned by The SK Equity Fund, L.P. and 31,237 shares owned by SK Investment Fund, L.P. SKM Partners, L.P. is the general partner of each of The SK Equity Fund, L.P. and SK Investment Fund, L.P. Messrs. Karp, Megrue and Saunders are general partners of SKM Partners, L.P., and, therefore, may be deemed to have beneficial ownership of the shares shown above as being owned by The SK Equity Fund, L.P. and SK Investment Fund, L.P. Messrs. Karp, Megrue and Saunders disclaim beneficial ownership of such shares, except to the extent that any of them has a limited partnership interest in SK Investment Fund, L.P.

(11) Excludes shares over which such person may be deemed to have beneficial ownership solely by virtue of certain provisions contained in the Stockholders Agreement. See "Certain Relationships and Related Transactions -- Stockholders Agreement." Although all parties to the Stockholders Agreement have jointly filed with the Securities and Exchange Commission a report on Schedule 13G detailing their direct ownership shares of the Company's common stock, each such party disclaims beneficial ownership of any shares owned by the others.


                            THE BOARD OF DIRECTORS

COMPOSITION OF THE BOARD

         The Company's Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall be such number, not more than nine or less than six, as is established from time to time by resolution of the Board of Director pursuant to the Bylaws. The Board of Directors currently consists of eight directors who are divided into three classes of directors, designated Class I, Class II and Class III. Messrs. Fletcher and Barry H. Feinberg are currently serving as Class I directors, Messrs. Newsome, Saunders and Kirkland are currently serving as Class II directors, and Messrs. Anderson, Megrue and Compton are currently serving as Class III directors. The Class I directors' terms will expire at the close of the Annual Meeting, while the Class II directors will continue to serve until the annual stockholder meeting in 1998, and the Class III directors will continue to serve until the annual stockholder meeting in 1999. The nominees for election at the Annual Meeting as Class I directors to serve until the annual meeting of stockholders in 2000 are Mr. Fletcher, who has been re-nominated, and Mr. Megrue, who has been nominated in lieu of Mr. Feinberg. If elected as a Class I director, Mr. Megrue will resign as a Class III director and, accordingly, a vacancy will exist in Class III after the Annual Meeting which may be filled by a majority of the directors pursuant to the Company's Certificate of Incorporation and Bylaws.

DIRECTOR COMPENSATION

         Under the Bylaws, each non-employee director is entitled to an annual fee of $10,000 plus $500 for each meeting. All directors waived their fees for the fiscal year ending February 1, 1997. See "Executive Compensation -- Stock Plan for Outside Directors."

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended February 1, 1997, the Company's Board of Directors (the "Board") held four regularly scheduled meetings, and each director attended each regularly scheduled meeting. The Board also held three special meetings in connection with the Company's initial public offering, and each of the directors attended each special meeting except for Messrs. Saunders and Feinberg who did not attend the special meetings of the Board.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has established an Executive Committee, an Audit Committee and a Compensation Committee. No member of the Audit Committee or Compensation Committee is or will be an officer or employee of the Company or any of its subsidiaries. The Company does not have a Nominating Committee.

         The Executive Committee is authorized to exercise certain of the powers and authorities of the Board of Directors in the management of the business and affairs of the Company. The authority of the Executive Committee does not extend to certain fundamental corporate transactions. The members of the Executive Committee are Messrs. Anderson, Chairman of the Committee, Fletcher and Megrue. The Executive Committee is newly established and did not meet in the fiscal year ended February 1, 1997.

         The duties of the Audit Committee are to recommend to the Board the selection of independent certified public accountants to audit annually the books and records of the Company, to review the activities and the reports of the independent certified public accountants, and to report the results of such review to the Board. The Audit Committee also monitors the adequacy of the Company's internal controls. The members of the Audit Committee are Messrs. Anderson, Compton, Chairman of the Committee, Kirkland and Megrue. The Audit Committee is newly established and did not meet in the fiscal year ended February 1, 1997.

         The duties of the Compensation Committee are to make recommendations and reports to the Board with respect to the salaries, bonuses and other compensation to be paid to the Company's officers and to administer all plans relating to the compensation of such officers. The members of the Compensation Committee are Messrs. Anderson, Chairman of the Committee, Compton, Kirkland and Megrue. The Compensation Committee may establish a separate subcommittee, to be comprised of not less than two (2) of its members, each of whom shall be "non-employee directors" within the meaning set forth in Rule 16b-3 under the Exchange Act, and "outside directors" within the meaning set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the treasury regulations thereunder (the "Compensation Subcommittee"), for the purpose of taking certain actions relating to the compensation of one or more of the Company's executives in order to be consistent with the provisions of these regulations. The Compensation Committee is newly established and did not meet in the fiscal year ended February 1, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that executive officers and directors of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Form 3 (initial statement of ownership), Form 4 (monthly report), and Form 5 (annual report). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for the fiscal year ended February 1, 1997 were required to be filed by officers or directors, the Company believes that
Section 16(a) filing requirements applicable to its officers and directors were complied with during said fiscal year, except that directors Fletcher and Megrue each made one purchase of the Company's common stock in connection with the initial public offering which was not timely reported on a Form 4, and a Form 3 was not timely filed for directors Compton and Kirkland after they became directors of the Company.


                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION

         The following table sets forth the compensation earned by the Named Executive Officers in the fiscal year ended February 1, 1997.



                                                    SUMMARY COMPENSATION TABLE
                                                    --------------------------

                                               ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                    ----------------------------------------   --------------------------------
                                                                                       AWARDS            PAYOUTS
                                                                               ---------------------    ---------
                                                                                            SECURITIES
                                                                                RESTRICTED  UNDERLYING
     NAME AND                                                   OTHER ANNUAL     STOCK       OPTIONS        LTIP    ALL OTHER
PRINCIPAL POSITION                  YEAR (1)   SALARY   BONUS   COMPENSATION     AWARDS    /SARS(#)(2)    PAYOUTS COMPENSATION
------------------                  --------   ------   -----   ------------     -------   ------------   ------- ------------
Michael J. Newsome,                  1997    $140,000   $183,600       -0-         -0-       22,475      -0-         $6,750
President and Director. . . .        1996    $115,000   $126,274       -0-         -0-       40,983      -0-         $6,750
                                     1995    $105,000   $ 94,566       -0-         -0-        -0-        -0-         $6,750


Susan H. Fitzgibbon(4),              1997     $71,000    $35,000       -0-         -0-       27,992      -0-          -0-
Vice President and Chief
Financial Officer . . . . . .

Joy A. McCord,                       1997     $59,400    $44,000       -0-         -0-       13,836      -0-         $3,541
Vice President of                    1996     $55,250    $22,722       -0-         -0-       6,342       -0-         $2,873
Merchandising . . . . . . . .        1995     $49,600    $16,933       -0-         -0-        -0-        -0-         $2,574


Cathy E. Pryor, Vice                 1997     $73,077    $64,000       -0-         -0-       26,352      -0-         $4,309
President of Store                   1996     $63,654    $38,401       -0-         -0-       12,684      -0-         $4,291
Operations. . . . . . . . . .        1995     $55,560    $31,894       -0-         -0-        -0-        -0-         $3,265


--------------------------

(1) Hibbett's fiscal year ends on the Saturday nearest to January 31 of each year.

(2) Consists of stock options granted pursuant to the Original Plan and the 1996 Plan, each as defined below.

(3) Consists of contributions by the Company under the Hibbett Sporting Goods, Inc. 401(k) Profit Sharing Plan.

(4)      Ms. Fitzgibbon joined the Company in April 1996.

STOCK OPTION PLANS

         The Company's stockholders approved and adopted the Hibbett Sporting Goods, Inc. Stock Option Plan (as amended from time to time, the "Original Plan") as of August 25, 1995, in order to provide selected officers and employees of the Company who are responsible for the conduct and management of its business with equity-based incentives in connection with the performance of their duties and responsibilities with the Company. The Original Plan authorized the granting of stock options for the purchase of up to 66,352 shares of common stock. Options on all of these shares have been granted and the Company's Board of Directors has discontinued future grants of stock options under the Original Plan. As of April 1, 1996, the Company's stockholders approved and adopted the Hibbett Sporting Goods, Inc. 1996 Stock Option Plan (as amended from time to time, the "1996 Plan") under which future grants of stock options under the Company's stock option program will be made. The 1996 Plan authorizes the granting of stock options for the purchase of up to 238,566 shares of common stock.

         The Original Plan and the 1996 Plan (collectively, the "Option Plans") provide for the grant of stock options, which may be non-qualified stock options or incentive stock options for tax purposes. The Option Plans are administered by the Compensation Committee, which may delegate its authority to administer the Option Plans to the Compensation Subcommittee in order to be consistent with the provisions of Section 162(m) of the Code and the treasury regulations thereunder. See "Compensation Committee Report on Executive Compensation -- Deductibility of Compensation." Under the Option Plans, all full-time employees selected by the Compensation Committee will be eligible to receive options. The Compensation Committee is authorized to determine the terms and conditions of all option grants, subject to the limitations that the option price per share under the Option Plans may not be less than the fair market value of a share of common stock on the date of grant, and the term of an option may not be longer than ten years. Payment of the option price may be made in the discretion of the Compensation Committee in cash or common stock or a combination thereof. Options granted under the Option Plans are not transferable except by will or the laws of descent and distribution, and are exercisable during the optionee's life only by the optionee. In the event of a change in control (as defined in the Option Plans), the Compensation Committee may take any action it deems appropriate with respect to outstanding options.

         The Option Plans may be amended or terminated by the Compensation Committee from time to time to the extent deemed appropriate; provided, however, that no amendment shall be made (i) which would impair the rights of an optionee without such optionee's consent or (ii) in the case of the Original Plan, which would increase the number of shares reserved for issuance under such Plan or change the class of employee eligible to participate in such Plan absent stockholder approval.

STOCK PLAN FOR OUTSIDE DIRECTORS

         The Company's Board of Directors has adopted, and the Company's stockholders have approved the Hibbett Sporting Goods, Inc. Stock Plan for Outside Directors (the "Director Plan"), which provides for awards of nonqualified options to directors of the Company (other than Clyde B. Anderson) who are not employees of the Company, Saunders Karp & Megrue, L.P., or any affiliate of either of them ("Eligible Directors"). The purpose of the Director Plan is to promote the interests of the Company and its stockholders by increasing the proprietary interest of Eligible Directors in the growth and performance of the Company.

         Pursuant to the Director Plan, each Eligible Director will be granted an option to purchase 5,000 shares of common stock upon his initial election to the Board. On the last day of each fiscal year of the Company (commencing in fiscal year 1998), each Eligible Director shall be granted an additional option for 2,500 shares of common stock; provided that any person elected as an Eligible Director during a fiscal year will be granted an option for a prorated portion of 2,500 shares on the last day of the fiscal year during which such person was elected. Each option will (i) vest immediately and (ii) expire on the earlier of the tenth anniversary of the grant date or one year from the date on which an optionee ceases to be an Eligible Director. The exercise price per share of common stock will be 100% of the fair market value per share on the grant date.

         The maximum number of shares of common stock in respect of which options may be granted under the Director Plan is 50,000. Shares of common stock subject to options that are forfeited, terminated or canceled will again be available for awards. The shares of common stock to be delivered under the Director Plan will be made available from the authorized but unissued shares of common stock or from treasury shares. The number and class of shares available under the Director Plan and/or subject to outstanding options may be adjusted by the Board to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

EMPLOYEE STOCK PURCHASE PLAN

         The Company's Board has adopted and the Company's stockholders have approved the Hibbett Sporting Goods, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). Under the Employee Stock Purchase Plan, a maximum of 75,000 shares of common stock may be purchased from the Company by the employees through payroll withholding pursuant to a series of quarterly offerings. The Employee Stock Purchase Plan is established pursuant to the provisions of Section 423 of the Code. All full-time employees who have completed one year of service, except for employees who own common stock of the Company or options on such stock which represent more than 5% of the common stock of the Company, are eligible to participate. The Employee Stock Purchase Plan will be administered by the Compensation Committee. The Compensation Committee shall have discretion to administer, interpret and construe any and all provisions of the Employee Stock Purchase Plan. The Compensation Committee's determinations will be conclusive. In the event of certain corporate transactions or events affecting the common stock or structure of the Company, the Compensation Committee may make certain adjustments set forth in the Employee Stock Purchase Plan. The Board may amend, alter or terminate the Plan at any time; provided that stockholder approval must generally be obtained for any change that would require stockholder approval under any regulatory or tax requirement that the Board deems desirable to comply with or obtain relief under and subject to the requirement that no rights under an outstanding option may be impaired by such action without the consent of the holder thereof. The purchase price of the common stock will be 85% of the fair market value of the common stock on the date of the offering commencement or termination, whichever is lower. The shares of common stock which may be purchased pursuant to the Employee Stock Purchase Plan will be made available from authorized but unissued shares of common stock or from treasury shares. No employee will be granted any right to purchase common stock with a value in excess of $25,000 per year.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning grants of stock options made to the Named Executive Officers during the fiscal year ended February 1, 1997.

                                                                                         POTENTIAL
                                                                                    REALIZABLE VALUE AT
                                                                                      ASSUMED ANNUAL
                                                                                   RATES OF STOCK PRICE
                                                                                       APPRECIATION
                                        INDIVIDUAL GRANTS                             FOR OPTION TERM
                   ----------------------------------------------------------  -----------------------------
                     NUMBER OF      % OF TOTAL
                     SECURITIES    OPTIONS/SARS     EXERCISE
                     UNDERLYING     GRANTED TO      OR BASE
                    OPTIONS/SARS     EMPLOYEES       PRICE       EXPIRATION
      NAME           GRANTED(1)   IN FISCAL YEAR     ($/SH)         DATE          5% (4)         10% (4)
      ----         -------------- ------------    ------------ --------------  -------------  --------------

Michael J. Newsome .  22,475(3)      17.53%         $16.00       10/10/06         $225,860        $558,978

Susan H. Fitzgibbon.  12,295(2)       9.59%         $ 6.10       04/01/06         $237,529        $403,955
                      15,697(3)      12.24%         $16.00       10/10/06         $157,745        $390,402

Joy A. McCord. . . .   4,918(2)       3.84%          $6.10       04/01/06         $ 95,012        $161,582
                       8,918(3)       6.96%         $16.00       10/10/06         $ 89,620        $221,800

Cathy E. Pryor . . .  10,655(2)       8.31%         $ 6.10       04/01/06         $205,846        $350,073
                      15,697(3)      12.24%         $16.00       10/10/06         $157,745        $390,402

-----------------
(1) These options have a term of ten years and vest over a five year period, in equal installments beginning on the first anniversary of the grant date.

(2)      These options were granted as of April 1, 1996 under the 1996 Plan.

(3)      These options were granted as of October 10, 1996 under the 1996 Plan.

(4) The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock. There can be no assurance that the assumed rates of appreciation will be achieved.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

         No options were exercised by the Named Executive Officers during the fiscal year ended February 1, 1997. No stock appreciation rights were exercised by such executive officers or were outstanding at the end of the year. The following table sets forth certain information concerning unexercised options and fiscal year-end option values for the Named Executive Officers.

                                                                           NUMBER OF
                                                                          SECURITIES             VALUE OF
                                                                          UNDERLYING          UNEXERCISED IN-
                                                                          UNEXERCISED            THE-MONEY
                                                                         OPTIONS/SARS          OPTIONS/SARS
                                                                         AT FY-END (#)         AT FY-END ($)

                             SHARES ACQUIRED                             EXERCISABLE/          EXERCISABLE/
NAME                        ON EXERCISE          VALUE REALIZED          UNEXERCISABLE       UNEXERCISABLE (1)
----                        -----------------    --------------        -----------------    -------------------

Michael J. Newsome  . .            -0-                  -0-              8,197/55,261         $83,200/338,397

Susan H. Fitzgibbon . .            -0-                  -0-                0/27,992             $0/128,719

Joy A. McCord . . . . .            -0-                  -0-              2,114/18,064         $30,357/112,861

Cathy E. Pryor  . . . .            -0-                  -0-              4,228/34,808         $60,714/233,501
--------------------

(1) Based on the fair market value of the Company's common stock at the end of the fiscal year ended February 1, 1997 ($16.25 per share) less the exercise price payable for such shares.

EMPLOYMENT AGREEMENT

         Michael J. Newsome, President of the Company, has entered into an employment agreement with the Company and a letter agreement with the Board of Directors of the Company (collectively, the "Employment Agreement") which took effect on November 1, 1995. The Employment Agreement has an initial term that expires on November 1, 1998, and provides for annual base salary and annual incentive bonuses and a one time grant of options to acquire 40,983 shares of the Company's common stock at an exercise price of $6.10 per share. If the event Mr. Newsome's employment is terminated without cause, the Employment Agreement provides that (i) Mr. Newsome will continue to receive his base salary and certain benefits for what would have been the remainder of the employment term determined without regard to such termination, provided Mr. Newsome does not breach the noncompetition clause contained therein, and (ii) the Company will have the right to purchase and Mr. Newsome will have the right to sell the shares of common stock held by him on October 31, 1995, at an agreed upon price. The Employment Agreement includes a noncompetition clause.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee are Clyde B. Anderson, H. Ray Compton, Carl Kirkland and John F. Megrue, Jr. No present or former officer of the Company or its subsidiaries serves as a member of the Compensation Committee. During fiscal year 1997, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company's Board of Directors and/or Compensation Committee.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ADVISORY AGREEMENTS

         On November 1, 1995, the Company entered into an advisory agreement with Saunders Karp & Megrue, L.P. ("SKM"), a limited partnership the general partner of which is SKM Partners L.P., which is also the general partner of each of the Funds. Pursuant to the advisory agreement SKM has agreed to provide certain financial advisory services to the Company. In consideration for these services, SKM is entitled to receive an annual fee of $200,000, payable quarterly in advance. The Company also has agreed to indemnify SKM for certain losses arising out of the provision of advisory services and to reimburse certain of SKM's out-of-pocket expenses.

         The Company and Clyde B. Anderson have entered into an agreement effective as of August 1, 1996, pursuant to which the Mr. Anderson will provide advisory services to the Company. In consideration of these services, Mr. Anderson is entitled to receive an annual fee of $50,000.

CERTAIN TRANSACTIONS WITH ANDERSON ENTITIES

         In February 1996, the Company sold its leasehold interest in its former headquarters and distribution facility to Anderson & Anderson, LLC, an entity affiliated with certain Anderson Stockholders (defined below), for $850,000.

         The Company has recently entered into a sublease agreement ("Sublease Agreement") with Books-A-Million, Inc. ("Books-A-Million"), a book retailer in the southeastern United States controlled by the Anderson Stockholders, pursuant to which the Company will sublease certain real estate from Books-A-Million in Florence, Alabama for one of its stores. The term of the Sublease Agreement expires in June 2008. Under the Sublease Agreement, the Company will make annual lease payments to Books-A-Million of approximately $190,000.

STOCKHOLDERS AGREEMENT

         Charles C. Anderson, Sr., Joel R. Anderson, Charles C. Anderson, Jr., Terry C. Anderson, Clyde B. Anderson, Harold M. Anderson, certain Anderson family trusts and certain other persons (the "Anderson Stockholders"), The SK Equity Fund, L.P. (the "Equity Fund") and SK Investment Fund, L.P. (the "Investment Fund" and, together with the "Equity Fund", the "Funds"), Mr. Newsome and the Company entered into a stockholders agreement dated as of November 1, 1995, as amended (the "Stockholders Agreement"). Except for provisions relating to indemnification and contribution, the Stockholders Agreement will terminate when the number of shares of common stock held by the Anderson Stockholders falls below 323,689. As of February 1, 1997, the Anderson Stockholders held 824,590 shares of common stock.

         The Stockholders Agreement contains provisions which require all parties thereto to vote their shares in favor of a certain composition of the Board of Directors of the Company. Under Rule 13d promulgated under the Exchange Act, each party to the Stockholders Agreement may be deemed to have shared voting power (and, therefore, beneficial ownership) over all shares owned by the other parties to the Stockholders Agreement by virtue of this provision.

         The Stockholders Agreement contains certain "tag along" and "drag-along" provisions which permit and, in certain circumstances, require the parties thereto to participate in sales of their shares to third parties.
Under Rule 13d promulgated under the Exchange Act, the Funds may be deemed to have shared dispositive power (and, therefore, beneficial ownership) over all shares owned by the Anderson Stockholders and Mr. Newsome by virtue of the "drag-along" provisions.

         The Stockholders Agreement also contains registration rights pursuant to which the Funds and the Anderson Stockholders, under certain circumstances, may require the Company to register a proposed transaction involving their shares under the Securities Act of 1933, as a ended. The Stockholders Agreement also grants the Funds, the Anderson Stockholders and Mr. Newsome "piggy back" registration rights, subject to certain limitations, if the Company proposes to register a transaction involving its common stock. The Company is obligated to pay all reasonable fees, costs and expenses in connection with any demand or "piggy back" registration other than underwriting discounts or commissions. The Stockholders Agreement contains customary indemnity provisions between the Company and the selling stockholders for losses arising out of any demand or "piggy back" registration.


                       REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

         The Compensation Committee was established by the Board of Directors on January 10, 1997, to oversee the Company's compensation program for the officers of the Company. Accordingly, the Company's compensation structure for fiscal year 1997 was determined by the Company's Board of Directors. Going forward, however, the Compensation Committee will be responsible for implementing the Company's compensation plans and policies. The Compensation Committee is comprised of Messrs. Anderson, Compton, Kirkland and Megrue. The primary function of the Compensation Committee is to make recommendations and reports to the Board of Directors with respect to salaries, bonuses and other compensation to be paid to the Company's officers and to administer all plans relating to the compensation of such officers.

COMPENSATION POLICY

         The Company's total compensation structure is comprised of annual base salary, annual cash bonus payments, and long term equity based compensation granted pursuant to the Option Plans. The Company's overall compensation program has been designed to attract and retain key executives and to provide appropriate incentives to these executives to maximize the Company's long term financial results for the benefit of the stockholders. A significant portion of the executive compensation package is comprised of equity based compensation in order to align the interests of management with those of the stockholders. Individual compensation levels are based not only upon the relative success of the Company, but also upon the duties and responsibilities assumed by each officer, individual performance, and their attainment of individual and business unit goals.

         Base Salary. The salary levels for the Company's executive officers for the fiscal year ended February 1, 1997, including the salary of Mr. Newsome as President of the Company, are based upon individual performance and responsibility, as well as the salary levels paid by other similarly situated sporting goods and specialty retail companies. Based upon a review of similarly situated full-line sporting goods and specialty retail companies, the base salary levels approved by the Board of Directors are generally lower than the average salary levels of such companies.

         Cash Bonuses. The Company's cash bonus program is designed to provide short-term incentive compensation to the Company's officers based upon pre-established performance goals for both the Company and each officer. The Compensation Committee determines the amounts of annual bonus awards for each officer based upon Company and individual performance. For the fiscal year ended February 1, 1997, the Board of Directors approved the payment of cash bonuses to executive officers of the Company, which bonuses ranged from 39% of annual base salary to 131% of annual base salary and were based upon the standards described above, with particular emphasis on individual contribution to the success of the Company during the year and on the performance of those aspects of the Company's business for which each officer has responsibility. The fiscal 1997 bonus amounts were based upon the recommendation of Mr. Newsome to the Board of Directors and the Compensation Committee.

         Stock Options. The Option Plans provide for grants of stock options to the Company's key employees. The payment of equity based compensation to the Company's officers under the Option Plans is designed to focus their attention on the enhancement of stockholder value. On April 1, 1996, options to purchase a total of 45,409 shares of the Company's common stock at an exercise price of $6.10 were granted under the 1996 Plan to 36 employees, including a grant to Ms. Fitzgibbon of options to purchase 12,295 shares of the Company's common stock, to Ms. McCord of options to purchase 4,918 shares of the Company's common stock, and to Ms. Pryor of an option to purchase 10,655 shares of the Company's common stock. On October 10, 1996, options to purchase a total of 82,787 shares of the Company's comon stock at an exercise price of $16.00 were granted under the 1996 Plan to 76 employees, including a grant to Ms. Fitzgibbon of options to purchase 15,697 shares of the Company's common stock, to Ms. McCord of options to purchase 8,918 shares of the Company's common stock, to Mr. Newsome of options to purchase 22,475 shares of the Company's common stock, and to Ms. Pryor of options to purchase 15,697 shares of the Company's common stock. Options granted under the 1996 Plan vest over a five year period, in equal installments, beginning on the first anniversary of the grant date. These awards granted to the Company's officers in fiscal year 1997 represent the Company's desire to align the interests of these individuals with the interests of the Company's stockholders and to provide incentives to these individuals to enhance the Company's growth and success. The size of the awards to individual executive officers was determined by the Board of Directors based upon a subjective assessment of each officer's performance and individual contribution to the Company, his or her position and level of responsibility, and other factors.

         Compensation of President. The Compensation Committee reviews and approves the compensation of Michael J. Newsome, the Company's President. For the fiscal year ended February 1, 1997, Mr. Newsome received a base salary of $140,000, an increase of 22% from the prior year, and a bonus of $183,600, an increase of 45% from the previous year. In evaluating the compensation of Mr. Newsome, the Board of Directors considered not only the salaries of chief executive officers of other sporting goods retail companies, but also the importance of Mr. Newsome's influence on the continued financial growth and success of the Company in the future. The Compensation Committee believes that compensation under the various plans, both for Mr. Newsome and for the other executive officers, brings the total potential compensation to appropriate levels relative to their positions and levels of responsibility.

DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to executive officers. The Compensation Committee does not believe that the limitations on deductibility imposed by Section 162(m) will be implicated by the Company's executive compensation program during fiscal year 1998. However, the Board of Directors has approved the establishment of a separate Compensation Subcommittee, to be comprised of not less than two (2) of its members, each of whom shall be "non-employee directors" within the meaning set forth in Rule 16b-3 under the Exchange Act, and "outside directors" within the meaning set forth in Section 162(m) of the Code and the treasury regulations thereunder, for the purpose of taking certain actions relating to the compensation of one or more of the Company's executives in order to be consistent with the provisions of these regulations. In any event, the Compensation Committee believes it will be able to manage the Company's executive compensation program in a manner which will preserve federal ince tax deductions for the foreseeable future.

Submitted by the following members of the Board of Directors:


                 /s/ Clyde B. Anderson              /s/ John F. Megrue, Jr.
                 ----------------------             -----------------------

                 /s/ H. Ray Compton                 /s/ Michael J. Newsome
                 -------------------                ----------------------

                 /s/ F. Barron Fletcher, III        /s/ Thomas A. Saunders
                 ---------------------------        ----------------------

                 /s/ Carl Kirkland
                 -----------------

         The Report on Executive Compensation shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company's Annual Report to Stockholders or its Annual Report on Form 10-K.


                              PERFORMANCE GRAPH

         The following graph compares the percentage change in the Company's cumulative total shareholder return on its Common Stock against a cumulative total return of the Standard & Poors 500 Index and the Company's Peer Group. The Peer Group consists of the following publicly traded full-line sporting goods retail corporations: Oshman's Sporting Goods, Inc., Sportmart, Inc., Jumbo Sports, Inc., and Sports Authority, Inc. The graph below outlines returns for the period beginning with the Company's initial public offering October 11, 1996, to fiscal year end February 1, 1997.

                             [GRAPH APPEARS HERE]

                    COMPARISON OF CUMULATIVE TOTAL RETURN
       ASSUMES INITIAL INVESTMENT OF $100 AND REINVESTMENT OF DIVIDENDS

                                    Total Return
                                    ------------
Hibbett Sporting Goods, Inc.             $101.56
Standards & Poors 500 Index              $115.10
Peer Group                               $ 69.09

                              PROPOSAL NUMBER 1
                            ELECTION OF DIRECTORS

COMPOSITION OF THE BOARD

         The Company's Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall be such number, not more than nine or less than six, as is established from time to time by resolution of the Board of Directors pursuant to the Bylaws. As noted above, the Board of Directors currently consists of eight directors who are divided into three classes, designated Class I, Class II and Class III. Messrs. Fletcher and
Barry H. Feinberg are designated as Class I directors, Messrs. Newsome,
Saunders and Kirkland are designated as Class II directors, and Messrs. Anderson, Megrue and Compton are designated as Class III directors. The Class
I directors' terms will expire at the close of the Annual Meeting in 1997, while the Class II directors will continue to serve until the annual stockholder meeting in 1998, and the Class III directors will serve until the annual stockholder meeting in 1999.

         The Board of Directors proposes the election of John F. Megrue, Jr. and the re-election of F. Barron Fletcher, III as Class I directors, to hold office for a term of three years, expiring at the close of the annual meeting of stockholders to be held in 2000 and until their successors are elected and qualified. If elected, Mr. Megrue will resign as a Class III director and, accordingly, a vacancy will exist in Class III after the Annual Meeting which may be filled by a majority of the directors pursuant to the Company's Certificate of Incorporation and Bylaws. Proxies may not be voted for a greater number of persons than the nominees named herein.

         The election of each nominee requires the affirmative vote of the holders of a plurality of the shares of the Company's common stock cast in the election of directors. Votes that are withheld and shares held in street name that are not voted in the election of directors (broker nonvotes) will not be included in determining the number of votes cast. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors.

         If the nominee becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board of Directors may recommend unless the Board reduces the number of directors.

         The Board recommends that the stockholders vote FOR the nominees.


                              PROPOSAL NUMBER 2
                             APPROVAL OF AUDITORS

         A proposal to approve the appointment of the firm of Arthur Andersen LLP as the principal independent accountants of the Company to audit the financial statements of the Company for the fiscal year ending January 31, 1998, will be presented to the stockholders at the annual meeting. The Audit Committee of the Board recommends the appointment of Arthur Andersen LLP, which has served as the principal independent accountants for the Company since 1990. A representative of Arthur Andersen LLP is expected to be present at the meeting to respond to questions from stockholders.

         If the stockholders do not approve the appointment of Arthur Andersen LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

         The Board recommends that stockholders vote FOR the proposal.

                                OTHER BUSINESS

         The directors know of no other matters to be brought before the meeting other than as described in this Proxy Statement. However, if any other proper matters are brought before the meeting, the persons named in the enclosed proxy, or in the event no person is named, Michael J. Newsome and Susan H. Fitzgibbon, will vote in accordance with their best judgment on such matters.


                          MISCELLANEOUS INFORMATION

PROPOSALS OF STOCKHOLDERS

         In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the annual meeting of stockholders in 1998, the proposal must be received by the Company at its executive offices, 451 Industrial Lane, Birmingham, Alabama 35211, on or before January 15, 1997.

GENERAL

         The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. The Company will request certain banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares of the Company held of record by such persons, and the Company will reimburse reasonable forwarding expenses.

         This Proxy Statement is being mailed together with an Annual Report of the Company for the fiscal year ended February 1, 1997. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997, as filed with the Securities and Exchange Commission, will be furnished upon request. The exhibits to the Form 10-K will be furnished upon request and payment of the cost of reproduction. Such written request should be directed to the Company at its address stated herein.

                                        By Order of the Board of Directors



                                        /s/  Maxine B. Martin
                                        ----------------------------------------
                                        Maxine B. Martin, Secretary

PROXY                                                                   APPENDIX


                         HIBBETT SPORTING GOODS, INC.

              This Proxy is Solicited by the Board of Directors
                    for the Annual Meeting of Stockholders
                         to be held on June 24, 1997


    The undersigned hereby constitutes and appoints Michael J. Newsome and Susan H. Fitzgibbon, or either of them with full power of substitution in each, proxies to vote all shares of Common Stock of Hibbett Sporting Goods, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203, on Tuesday, June 24, 1997, and at all adjournments thereof, as follows:

                        Election of Directors, Nominees:

                        F. Barron Fletcher, III and John F. Megrue, Jr.




    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE
    BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                    (Continued, and to be Signed, on Reverse Side)   SEE REVERSE
                                                                            SIDE

--------------------------------------------------------------------------------

[ ]  Please mark your votes as in this example.

IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND "FOR" PROPOSAL #2.



1.  Election of Directors.
     (see reverse)

      FOR         WITHHELD
      [ ]           [ ]

                                                            IMPORTANT: Please sign this Proxy exactly as your
For, except vote withheld from the following                name or names appear hereon.  If shares are held
nominee(s):                                                 by more than one owner, each must sign.
                                                            Executors, administrators, trustees, guardians,
--------------------------------------------------          and others signing in a representative capacity
                                                            should give their full titles.
2.  Ratification of the selection of Arthur
    Andersen LLP as auditors.

      FOR         AGAINST       ABSTAIN                     --------------------------------------------------
      [ ]           [ ]           [ ]                               Signature of Shareholder       (DATE)



                                                            --------------------------------------------------
                                                                    Signature of Shareholder       (DATE)

